UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2017

PAPERWEIGHT DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-82084-01	39-2014992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 East Wisconsin Avenue, P.O. Box 359,

Appleton, Wisconsin 54912-0359

(Address of principal executive offices) (zip code)

920-734-9841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

DIP Financing

On October 18, 2017, Paperweight Development Corp. (the “Company”) and Appvion, Inc. (“Appvion”) entered into the first amendment (the “First Amendment”) to its existing Superpriority Senior Debtor-in-Possession Credit Agreement (the “DIP Facility”), dated October 2, 2017, by and among, Appvion, the Company, the lenders and backstop party thereto, Wilmington Trust, National Association, as administrative agent, and PJT Partners LP, as lead arranger.

The First Amendment amended the DIP Facility in order to facilitate post-closing syndications of debt and to revise the definition of “Existing Hedge Agreements”.

The foregoing summary of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

In this report, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are not guarantees of results, and actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that could cause material impacts on the Company’s historical or anticipated financial results. Although the Company believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under “Risk Factors” and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by the Company and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	the Debtors’ ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general;

•	the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Filings and any additional strategies that the Debtors may employ to address their liquidity and capital resources;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases; and

•	restrictions on the Debtors due to the terms of any debtor-in-possession credit facility that the Debtors may enter into in connection with the Chapter 11 Cases and restrictions imposed by the Bankruptcy Court.

Many of these factors are beyond the Company’s ability to control or predict. Given these uncertainties, you should not place undue reliance on the forward-looking statements. All such statements speak only as of the date made, and the Company disclaims any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment to Superpriority Senior Debtor-in-Possession Credit Agreement, dated as of October 18, 2017, by and among Appvion, as the Borrower, the Company, as Holdings, and Wilmington Trust, National Association, as Administrative Agent and the other Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2017

PAPERWEIGHT DEVELOPMENT CORP.

By:	/s/ Kevin M. Gilligan
Kevin M. Gilligan President and Chief Executive Officer
Date:	October 24, 2017